Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the

                        Securities Exchange Act of 1934

                              (Amendment No. ___)

Filed by the Registrant                                      [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for use of the Commission Only (as permitted by Rule

    14a-6(e) (2) )

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Materials Pursuant to Section 240.14a-12

                         Bread & Butter Fund, Inc.

             -----------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

             -----------------------------------------------------

              (Name of Person(s) Filing Proxy Statement Statement,

                           if other than Registrant)

Payment of Filing Fee (Check the appropriate box)

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

         --------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

         --------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) :

        ---------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ---------------------------------------------------------

    (5) Total fee paid:

        ---------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule

    0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Indentify the previous filing by registration statement number,

    of the Form or Schedule and the date of its filing.

    [_] Amount Previously Paid:

    [_] Form, Schedule or Registration Statement No.:

    [_] Filing Party:

    [_] Date Filed:

It is anticipated that definitive materials will be released to security holders on or around May 12, 2017.

BREAD & BUTTER FUND INC

3633 HILL RD. 3RD FLR.

PARSIPPANY, NJ 07054

www.BreadandButterFund.com

1-973-331-1000

1-888-476-8585

NOTICE OF ANNUAL MEETING TO BE HELD

June 24, 2017

Notice is hereby given that an Annual Meeting of Shareholders of the Bread & Butter Fund, Inc. will be held June 24, 2017, at 8:30 AM.  This meeting will be held at the office of Bread & Butter Fund, which is located at 3633 Hill Rd 3rd Flr. Parsippany, NJ 07054.  This meeting will be conducted for the following purposes:

1 - To elect Four (4) directors to serve until the next Annual Meeting or until their successors are elected and qualified.

2 - To ratify the appointment of Sanville & Company, Certified Public Accountants as the Fund's independent accountants for the fiscal year ending December 31, 2017.

3 - To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business May 04, 2017 as the record date for determination of the shareholders entitled to notice of and to vote at the meeting.

                    YOUR VOTE IS IMPORTANT.

PLEASE FILL IN, SIGN & RETURN THE ENCLOSED PROXY IF YOU DO NOT EXPECT TO

ATTEND THE MEETING IN PERSON.

PROMPT RETURN OF THE PROXY WILL BE APPRECIATED.

By order of the Board of Directors,

     By:/s/  James B. Potkul

        -----------------------------

              James B. Potkul

              President

Parsippany, New Jersey

May 04, 2017

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

May 04 2017

General Information About the Annual Meeting

Enclosed herewith is a Notice of Annual Meeting of Shareholders of the Bread & Butter Fund (the "Fund") and a Proxy form solicited by the Board of Directors of the Fund.  The Proxy may be revoked at any time before it is exercised either by mailing a written notice to the Fund, submitting a Proxy dated later than the original Proxy, or by voting in person at the Annual Meeting.  Any shareholder attending the Annual Meeting may vote at the Meeting whether or not he or she has previously filed the Proxy.

You are requested to insert your instructions on the enclosed Proxy and then sign, date, and return it. The cost of soliciting Proxies will be borne by the Fund. The President and Chairman of the Board will receive and tabulate the vote in connection with the Annual Meeting and certify the results.

There is only one class of capital stock of the Fund with equal voting rights. On May 04, 2017, the date of record, there were 29 shareholder accounts and 110,048.85 shares outstanding.  In all matters each share has one vote per share and fractional shares will have an equivalent fractional vote.

Proposal #1: ELECTION OF DIRECTORS

There are four (4) nominees listed below who consent to serve as directors, if so elected, until the next Annual Meeting of Shareholders.  The names, ages, principal occupations of the directors along with their shareholdings of Bread & Butter Fund are as follows:

Independent Directors

Frank J Figurski is 54 years old.  He is an Operations Engineer, Synchronoss Technologies.  He has been a Director since inception (2005 - 12 years).  Bread & Butter Fund, Inc. is the sole public company for which Mr. Figurski serves as a director.

Donald J McDermott is 87 years old.  He is a Retired Professor and is Chairman of the Board. He has been a Director since inception (2005 - 12 years).  Bread & Butter Fund, Inc. is the sole public company for which Mr. McDermott serves as a director.

Theodore J Moskala is 52 years old.  He is President Nittany Management Inc.. He has been a Director since Inception (2005-12 years). Bread & Butter Fund, Inc. is the sole public company for which Mr. Moskala serves as a director.

*Interested Directors

Jeffrey E Potkul is 50 years old.  He is Global Director – Healthcare Economics Policy & Reimbursement at Medtronics.  He has been a Director since inception (2005 – 12  years).  Bread & Butter Fund, Inc. is the sole public company for which Mr. Potkul serves as a director.

FUND HOLDINGS OF THE OFFICERS AND DIRECTORS

Name                                                         Dollar Range of                         Aggregate Dollar Range of

                                                                    Equity Ownership of                Equity Securities in All

                                                                    Securities in the Fund              Registered Investment

                                                                    a/o  May 04, 2017                     Companies Overseen by

                                                                                                                          Director in Family of

                                                                                                                          Investment Companies

Independent Directors

Frank J Figurski                                                           -                                          none

Donald J McDermott                                  Over - $100,000                             none

Chairman of the Board

Theodore J Moskala                                    $10,000.01- $50,000                    none

Interested Directors

Jeffrey E Potkul                                            Over - $100,000                             none

======================================================================

Officers

James B Potkul                                              Over - $100,000                            none

 President

* Directors of the Fund who would be considered "interested persons" as defined by the Investment Company Act of 1940.  Jeffrey E Potkul is an interested person insofar as he is the brother of James B Potkul President and owner of the Fund's Investment Adviser.

Shareholders have one vote, per each share they own, for each of the four directors.  All Proxies returned to the Fund, except those specifically marked to indicate abstention will be cast for the nominees listed above.  A majority of the votes cast, when a quorum is present, will be required to elect each director.

BOARD MEETINGS & DIRECTOR DUTIES

Meetings: There were 5 Board of Director meetings in 2016 and 2 meetings so far in 2017.

Director Duties: The Board of Directors select the officers to run the Fund, propose all changes in operating procedures where approval of a majority of the Independent Directors is required, pass on the Fund’s Auditor on a yearly basis and monitor Fund activities to insure to the best of their collective abilities that the Fund Officers are meeting Fund commitments to their shareholders, the Securities and Exchange Commission, Internal Revenue Service and Blue Sky arrangements with the various states where the Fund offers its shares.

REMUNERATION OF DIRECTORS AND OFFICERS

The Fund does not pay any of its directors and/or officers for miscellaneous expenses associated with services rendered as a director of the Fund. No officers or directors are paid remuneration for their expenses incurred attending board meetings. James B. Potkul serves the Fund in many capacities but only receives compensation in the form of the Advisory Fee for investment advice paid to Potkul Capital Management LLC, which he owns.

Name of Director	Aggregate Compensation from Fund in 2016	Pension Benefits from Fund in 2016	Total Compensation from Fund in 2016
Independent Directors
Frank J Figurski	$0.00	$0.00	$0.00
Donald J McDermott.	$0.00	$0.00	$0.00
Theodore J Moskala	$0.00	$0.00	$0.00

Interested Directors
Jeffrey Potkul	$0.00	$0.00	$0.00

BROKERAGE

The Fund requires all brokers to effect transactions of portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price.  Where consistent with best price and execution, and in light of its limited resources, the Fund will deal with primary market makers in placing over-the-counter portfolio orders. The Fund will place all orders for purchases and sales of its portfolio securities through the Fund's President who is answerable to the Fund's Board of Directors. The President may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund’s normal operations. Those services may include economic or industry studies, security analysis and reports, sales literature and statistical services furnished either directly to the Fund or the Adviser. No effort will be made in any given circumstances to determine the value of these services or the amount they might have reduced the Adviser's expenses.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria which it uses in allocating brokerage business to brokers furnishing these materials and services. In its most recently completed year, 2016, the Fund paid $ 166.48 in brokerage commissions. The Board of Directors evaluates and reviews annually the reasonableness of brokerage commissions paid to brokers.

INVESTMENT ADVISER

Potkul Capital Management LLC. is the Investment Adviser to the Fund.  Its office is located at 3633 Hill Rd 3rd Flr Parsippany, NJ 07054.

LITIGATION

As of the date of this Proxy, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.

Proposal #2:  RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

Your Board of Directors recommends, subject to shareholder approval, Sanville & Company, (“S&C”), Independent Public Accountants, to audit and certify financial statements of the Fund for the year 2017.  S&C performed the Fund’s 2016 audit in a timely, professional and cost effective manner.

Audit Fees: annual audit fees and tax filing fees charged for the 2015 and 2016 fiscal audit by S&C was $10,500 and $10,600.

Financial Information System Design and Implementation Fees: None

The Board of Directors has adopted procedures to pre-approve the types of professional services for which the Fund may retain such auditors.  As part of the approval process, the Board of Directors considers whether the performance of each professional service is likely to affect the independence of Sanville & Company.  No partners of S&C have any direct or indirect financial interest in the Fund. S&C will prepare the Fund’s 2017 Federal and State tax returns. A representative of Sanville & Company will not be present at the meeting unless requested by a shareholder  in writing and  in advance of the meeting.  Such requests should be directed to the President of the Fund.

BENEFICIAL OWNERSHIP IN THE FUND

As of the record date, the Directors and Officers of the Fund as a group beneficially own 34.63 % of the Fund’s shares outstanding shares.  As of Record Date, shareholders on record who own 5% or more of outstanding shares of the Fund are:

Name                                                                      Address                                              % Beneficial Ownership

-------------------------------------------------------------------------------------------------------------------------

June Antonelli                                             Forked River, NJ                                              9.92%

Donald McDermott                                    Parsippany, NJ                                                 10.72%

William & CharlotteMerring                    So. Plainfield, NJ                                             23.05%

Lisa Merring                                                Hampton, NJ                                                      5.81%

Timothy Monahan                                     Cedar Grove, NJ                                                 7.58%

Elaine Potkul                                                Parsippany, NJ                                                  6.80%

James Potkul *                                             Parsippany, NJ                                                15.36%

Jeffrey Potkul                                               New York, NY                                                    7.85%

Helene  Potkul                                            Green Brook, NJ                                                 6.70%

*Includes joint, IRAs and custodian accounts.

SHAREHOLDER PROPOSALS

The Fund tentatively expects to hold its next annual meeting in June 2018. Shareholder proposals may be presented at that meeting provided they are received by the Fund not later than December 30, 2017 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 that sets forth certain requirements.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above.  Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors.

====================================================================

The Fund's Privacy Policies and Practices:

The U.S. Securities and Exchange Commission has adopted a ruling regarding the "Privacy of Consumer Financial Information" known as Regulation S-P.  This ruling states that financial institutions such as your Fund must provide you with this notice of our privacy policies and practices on an annual basis. We are pleased to report that:

A. Information We Collect - Our application forms contain names, addresses, phone numbers, W9 status and social security or tax ID numbers for regular accounts.  Our IRA application forms also contain birth date and beneficiary information. Of course, we also keep record of all of your security transactions such as your account balances and transaction histories.

B. Our Disclosure Statement -We only disclose personal information about you either while you are a shareholder or if you have left the Fund as required by law.  And, since we handle client securities transactions internally, the number of employees that even see your information is limited.  However, Funds cannot be IRA trustees.  We use Huntington National Bank to provide this service which requires that we disclose our IRA shareholder name and address list to it on an annual basis. In this regard, we have forwarded a letter requiring them to get permission from our IRA shareholders if they wish to use the information we supply other than that required by law.

Shareholders may call 1-888-476-8585 if they have any questions about the Fund's privacy policies and practices.

===================================================================

**************************************************************************************************************

Proxy – Solicited by the Board of Directors

Bread & Butter Fund Inc.

Annual Meeting of Shareholders

June 24, 2017

The Annual Meeting of Bread & Butter Fund shareholders will be held on Saturday June 24, 2017 at 8:30 A.M. est. This meeting will be held at the office of Bread & Butter Fund, which is located at 3633 Hill Rd 3rd Flr. Parsippany, NJ 07054. The undersigned hereby appoints the Directors of Bread & Butter Fund as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

                        SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED:    IF NO DIRECTION

IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL.  THE

PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPER-

                         LY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all proposals 1 through 2.

1.Election of Director Nominees for a term of one year.

Nominees: 01-Frank J Figurski, 02-Donald J McDermott, 03-Theodore J Moskala,04-Jeffrey E Potkul

          Mark “X” For Only One Box

             [    ]   For All Nominees.

             [    ]   Withhold All Nominees.

             [    ]   Withhold Authority To Vote For Any Individual Nominee.

                      Write Number(s) of Nominee(s) Below.

                      Use Number Only  ____________________

2. Proposal to ratify the selection of Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2017.

                     [    ]   FOR                            [    ]   AGAINST                        [    ]   ABSTAIN

3. To transact such other business as may properly come before the meeting or any general adjournments thereof.

Please mark, date, sign, & return the proxy promptly.  For joint accounts, both parties should sign.

Dated ___________________, 2017

                                                                                      _________________________

                                                                                               Shareholder's Signature

                                                                                                       _________________________

                                                                                               Shareholder’s Signature